American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement
Small Company Fund NT Small Company Fund
Supplement dated February 22, 2017 ■ Summary Prospectus and Prospectus dated November 1, 2016

The changes below will be effective as of March 15, 2017.

The following replaces the Portfolio Managers section on page 4 of the summary prospectus and page 4 of the prospectus for Small Company and page 4 of the prospectus for NT Small Company:
Portfolio Managers
Brian L. Garbe, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2010.
Steven Rossi, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2017.

The following replaces The Fund Management Team section on page 8 of the prospectus for Small Company and page 7 of the prospectus for NT Small Company:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Brian L. Garbe
Mr. Garbe, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2010. He has a bachelor’s degree in mathematics-applied science (economics) with a specialization in computer programming, and an MBA, both from the University of California, Los Angeles.
Steven Rossi
Mr. Rossi, Portfolio Manager, has been a member of the team that manages the fund since 2017. He joined American Century Investments in 2016 as a portfolio manager. Prior to joining American Century Investments, he worked at RS Investments from 2012 to 2016, most recently as portfolio manager. He previously held the roles of analyst and quantitative analyst. From 2005 to 2012 he was a quantitative analytics specialist at FactSet Research Systems. He has a bachelor’s degree in Political Economies of Industrialized Societies from the University of California at Berkeley. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

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